                                                                    EXHIBIT 3.40

                               STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE


        I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "EVERGREEN MEDIA CORPORATION OF WASHINGTON, D.C.", CHANGING ITS NAME FROM "EVERGREEN MEDIA CORPORATION OF WASHINGTON, D.C." TO "CHANCELLOR MEDIA CORPORATION OF WASHINGTON, D.C.", FILED IN THIS OFFICE ON THE SEVENTEENTH DAY OF OCTOBER, A.D. 1997, AT 4:30 O'CLOCK P.M.

        A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.



                                       /s/ EDWARD J. FREEL
                                       ----------------------------------------
                                       Edward J. Freel, Secretary of State

                         [SEAL]
                                        AUTHENTICATION: 8710151

                                                 DATE: 10-20-97

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                EVERGREEN MEDIA CORPORATION OF WASHINGTON, D.C.


          Pursuant to Section 242 of the General Incorporation Law of the State of Delaware, Evergreen Media Corporation of Washington, D.C. (the
"Corporation"), a Delaware corporation, hereby certifies that:


          1. The Certificate of Incorporation of the Corporation is hereby amended by deleting the present Article FIRST and inserting in lieu thereof a new Article FIRST, as follows:

               FIRST: The name of the Corporation (hereinafter sometimes referred to as the "Corporation") is:

               "CHANCELLOR MEDIA CORPORATION OF WASHINGTON, D.C."

          2.   The Sole Director and Sole Shareholder of the
               Corporation, by written consent, adopted, approved and ratified the foregoing Amendment.

          IN WITNESS WHEREOF, the Corporation has caused the Certificate of Amendment to be signed and executed in its corporate name by Omar Choucair, its Vice President, on this 17 day of October, 1997.


                                        EVERGREEN MEDIA CORPORATION
                                        OF WASHINGTON, D.C.,
                                        a Delaware Corporation


                                        By: /s/ OMAR CHOUCAIR
                                           ---------------------------------
                                        Name: Omar Choucair
                                        Title: Vice President

                               STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE


          I, MICHAEL RATCHFORD, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF "EVERGREEN MEDIA CORPORATION OF WASHINGTON, D.C." FILED IN THIS OFFICE ON THE SEVENTH DAY OF FEBRUARY, A.D. 1992, 4:30 O'CLOCK P.M.

                              * * * * * * * * * *




                                        /s/ MICHAEL RATCHFORD
          [SEAL]                        -------------------------------------
                                        Michael Ratchford, Secretary of State


                                        AUTHENTICATION: 3652027

                                        DATE: 11/06/1992

                          CERTIFICATE OF INCORPORATION

                                       OF

                EVERGREEN MEDIA CORPORATION OF WASHINGTON, D.C.

          FIRST: The name of the corporation (hereinafter sometimes referred to as the "Corporation") is:

                Evergreen Media Corporation of Washington, D.C.

          SECOND: The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, New Castle County, Wilmington, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

          THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

          FOURTH: The aggregate number of all classes of shares which the Corporation shall have authority to issue is one thousand (1,000) shares of common stock with a par value of $.01 per share.

          No holder of shares of the Corporation of any class, now or hereafter authorized, shall have any preferential or preemptive right to subscribe for, purchase or receive any share of the Corporation of any class, now or hereafter authorized, or any options or warrants for such shares, or any rights to subscribe to or purchase such shares, or any securities convertible into or exchangeable for such shares, which may at any time or from time to time be issued, sold or offered for sale by the Corporation; provided, however, that in connection with the issuance or sale of any such shares or securities, the Board of Directors of the Corporation may, in its sole discretion, offer such shares or securities, or any part thereof, for purchase or subscription by the holders of shares of the Corporation, except as may otherwise be provided by this Certificate of Incorporation as from time to time amended.

          At all times, each holder of common stock of the Corporation shall be entitled to one vote for each share of common stock held by such stockholder standing in the name of such stockholder on the books of the Corporation.

          FIFTH: The name and address of the Incorporator is as follows:

                    Sylvia L. Adams
                    LATHAM & WATKINS
                    1001 Pennsylvania Avenue, Suite 1300
                    Washington, D.C. 20004-2505

          SIXTH: In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal the Bylaws of the Corporation.

          SEVENTH: No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for the breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

          EIGHTH: Election of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

          NINTH: The Corporation reserves the right to amend, alter, change or repeal any provisions contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the law of the State of Delaware. All rights conferred upon stockholders herein are granted subject to this reservation.

          I, THE UNDERSIGNED, being the sole incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, herein declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 7th day of February, 1992.


                                        /s/ SYLVIA L. ADAMS
                                        ------------------------------
                                        Sylvia L. Adams
                                        Incorporator

                                                                          PAGE 1
                                BK 1255 PG 0118

                               STATE OF DELAWARE

                                     [LOGO]

                          OFFICE OF SECRETARY OF STATE


          I, MICHAEL RATCHFORD, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF "EVERGREEN MEDIA CORPORATION OF WASHINGTON, D.C." FILED IN THIS OFFICE ON THE SEVENTH DAY OF FEBRUARY, A.D. 1992, AT 4:30 O'CLOCK P.M.

                              * * * * * * * * * *




                                        /s/ MICHAEL RATCHFORD
          [SEAL]                        -----------------------------------
                                        SECRETARY OF STATE


                                        AUTHENTICATION: *3340723

                                        DATE: 02/10/1992

                                BK 1255 PG 0119

                                                           STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                       FILED 04:30 PM 02/07/1992
                                                          732038043 - 2287587

                          CERTIFICATE OF INCORPORATION

                                       OF

                EVERGREEN MEDIA CORPORATION OF WASHINGTON, D.C.

          FIRST: The name of the corporation (hereinafter sometimes referred to as the "Corporation") is:

                Evergreen Media Corporation of Washington, D.C.

          SECOND: The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, New Castle County, Wilmington, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

          THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

          FOURTH: The aggregate number of all classes of shares which the Corporation shall have authority to issue is one thousand (1,000) shares of common stock with a par value of $.01 per share.

          No holder of shares of the Corporation of any class, now or hereafter authorized, shall have any preferential or preemptive right to subscribe for, purchase or receive any share of the Corporation of any class, now or hereafter authorized, or any options or warrants for such shares, or any rights to subscribe to or purchase such shares, or any securities convertible into or exchangeable for such shares, which may at any time or from time to time be issued, sold or offered for sale by the Corporation; provided, however, that in connection with the issuance or sale of any such shares or securities, the Board of Directors of the Corporation may, in its sole discretion, offer such shares or securities, or any part thereof, for purchase or subscription by

                                BK 1255 PG 0120

the holders of shares of the Corporation, except as may otherwise be provided by this Certificate of Incorporation as from time to time amended.

          At all times, each holder of common stock of the Corporation shall be entitled to one vote for each share of common stock held by such stockholder standing in the name of such stockholder on the books of the Corporation.

          FIFTH: The name and address of the Incorporator is as follows:

                    Sylvia L. Adams
                    LATHAM & WATKINS
                    1001 Pennsylvania Avenue, Suite 1300
                    Washington, D.C. 20004-2505

          SIXTH: In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal the Bylaws of the Corporation.

          SEVENTH: No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for the breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

          EIGHTH: Election of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

          NINTH: The Corporation reserves the right to amend, alter, change or repeal any provisions contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the law of the State of Delaware. All rights conferred upon stockholders herein are granted subject to this reservation.

                                BK 1255 PG 0121



          I, THE UNDERSIGNED, being the sole incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, herein declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 7th day of February, 1992.


                                        /s/ SYLVIA L. ADAMS
                                        ------------------------------
                                        Sylvia L. Adams
                                        Incorporator

                               STATE OF DELAWARE

                                     [SEAL]

                          OFFICE OF SECRETARY OF STATE


          I, MICHAEL RATCHFORD, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF "EVERGREEN MEDIA CORPORATION OF WASHINGTON, D.C." FILED IN THIS OFFICE ON THE SEVENTH DAY OF FEBRUARY, A.D. 1992, 4:30 O'CLOCK P.M.

                              * * * * * * * * * *




                                        /s/ MICHAEL RATCHFORD
          [SEAL]                        -----------------------------------
                                        SECRETARY OF STATE


                                        AUTHENTICATION: *3340724

                                        DATE: 02/10/1992

                          CERTIFICATE OF INCORPORATION

                                       OF

                EVERGREEN MEDIA CORPORATION OF WASHINGTON, D.C.

          FIRST: The name of the corporation (hereinafter sometimes referred to as the "Corporation") is:

                Evergreen Media Corporation of Washington, D.C.

          SECOND: The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, New Castle County, Wilmington, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

          THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

          FOURTH: The aggregate number of all classes of shares which the Corporation shall have the authority to issue is one thousand (1,000) shares of common stock with a par value of $.01 per share.

          No holder of shares of the Corporation of any class, now or hereafter authorized, shall have any preferential or preemptive right to subscribe for, purchase or receive any share of the Corporation of any class, now or hereafter authorized, or any options or warrants for such shares, or any rights to subscribe to or purchase such shares, or any securities convertible into or exchangeable for such shares, which may at any time or from time to time be issued, sold or offered for sale by the Corporation; provided, however, that in connection with the issuance or sale of any such shares or securities, the Board of Directors of the Corporation may, in its sole discretion, offer such shares or securities, or any part thereof, for purchase or subscription by the holders of shares of the Corporation, except as may otherwise be provided by this Certificate of Incorporation as from time to time amended.

          At all times, each holder of common stock of the Corporation shall be entitled to one vote for each share of common stock held by such stockholder standing in the name of such stockholder on the books of the Corporation.

          FIFTH: The name and address of the Incorporation is as follows:

                    Sylvia L. Adams
                    LATHAM & WATKINS
                    1001 Pennsylvania Avenue, Suite 1300
                    Washington, D.C. 20004-2505

          SIXTH: In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal the Bylaws of the Corporation.

          SEVENTH: No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for the breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

          EIGHTH: Election of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

          NINTH: The Corporation reserves the right to amend, alter, change or repeal any provisions contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the law of the State of Delaware. All rights conferred upon stockholders herein are granted subject to this reservation.

          I, THE UNDERSIGNED, being the sole incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, herein declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 7th day of February, 1992.


                                        /s/ SYLVIA L. ADAMS
                                        ------------------------------
                                        Sylvia L. Adams
                                        Incorporator





                                       3